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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 20, 2002


                               NUTRI/SYSTEM, INC.
                 (Exact Name of Registrant Specified in Charter)



         Delaware                    0-28551                  23-3012204
    -----------------          -------------------        -------------------
     (State or Other             (Commission File          (I.R.S. Employer
     Jurisdiction of                  Number)             Identification No.)
     Incorporation)




               202 Welsh Road
            Horsham, Pennsylvania                                     19044
----------------------------------------------                 -----------------
   (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 706-5300

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 1. Changes in Control of Registrant

On December 23, 2002, the Company announced that HJM Holdings LLC and NewSpring Ventures, L.P. collectively acquired from existing stockholders 15,313,500 shares of Nutri/System, Inc. common stock (58.4% of the outstanding shares of common stock) effecting a change in control of the Company in a transaction that closed on December 20, 2002. The Company was not a party to the transaction. At the closing, HJM Holdings acquired 10,522,092 shares of common stock for $6,588,100 in cash and NewSpring Ventures acquired 4,791,408 shares of common stock for $3,000,000 in cash. The common stock was acquired from Brian D. Haveson (5,113,500 shares for $3,068,100), HPF Holdings, Inc. (8,200,000 shares for $4,920,000), Donald R. Caldwell (100,000 shares for $80,000) and CRX Investments I, L.P. (1,900,000 shares for $1,520,000). Michael E. Heisley is the President and sole stockholder of HPF Holdings, Inc. Donald R. Caldwell is a limited partner and Cross Atlantic Partners, Inc. is the general partner of CRX Investments I, L.P. Mr. Caldwell is also the Chief Executive Officer and a principal stockholder of Cross Atlantic Partners, Inc.

In connection with the transaction, Frederick C. Tecce and Michael E. Heisley resigned from the board of directors of the Company. Michael Hagan, the president of HJM Holdings, and Michael DiPiano, the Managing Partner of NewSpring Ventures, were appointed to the board of directors, joining Brian D. Haveson and Donald R. Caldwell. Also on December 20, 2002, Mr. Haveson resigned as Chief Executive Officer and President of Nutri/System and the board appointed Mr. Hagan as Chairman and Chief Executive Officer, and George Jankovic as President and Chief Operating Officer.

A copy of the press release issued by the Company on December 23, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

Exhibits
--------

99.1   Press release dated December 23, 2002 announcing the change of control.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Nutri/System, Inc.

                           By: /s/ James D. Brown
                              --------------------------------------
                              James D. Brown
                              Chief Financial Officer

Dated: December 24, 2002



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Exhibit Index

Exhibit Number        Description
--------------        -----------
99.1                  Press release dated December 23, 2002 announcing the
                      change of control.